Slade's Ferry Bank

Pleasantly different.

KBW Investor Conference

July 2005

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the strength of the company's capital and asset quality. Other such statements may be identified by words such as "believes," "will," "expects," "project," "may," "developments," "strategic," "launching," "opportunities," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of Slade's Ferry Bancorp's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors.

Forward-Looking Statement (Continued)

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectation expressed in our forward-looking statements: (1) enactment of adverse government regulations (2) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (3) the strength of the United States economy in general and specifically the strength of the New England economics may be different than expected, resulting in, among other things, a deterioration in overall credit quality and borrowers' ability to service and repay loans, or a reduced demand for credit, including the resultant effect on the Bank's loan portfolio, levels of charge-offs and non-performing loans and allowance for loan losses; (4) changes in the interest rate environment may reduce interest margins and adversely impact net interest income and (5) changes in assumptions used in making such forward-looking statements. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Slade's Ferry Bancorp's actual results could differ materially from those discussed. All subsequent written and oral forward-looking statements attributable to Slade's Ferry Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth above. Slade's Ferry Bancorp does not intend or undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the forward-looking statements are made.

Who is SFBC?

Slade's Ferry Bank
Pleasantly different.

- Headquartered in Somerset, MA
- Holding Company of Slade's Ferry Trust Company
- State-chartered trust company (Inc. 1959)
- Total Assets of $577.8 million*
- Total Deposits of $406.6 million*
- 9 branches in Southeastern Massachusetts

* As of June 30, 2005

Merger Impact

Slade's Ferry Bank
Pleasantly different.



Banknorth
Massachusetts
Bank of America
BCP
Sovereign Bank
Eastern Bank
WEBSTER

Slade's Ferry Bank in the News!

Slade's Ferry Bank
Pleasantly different.

Bay State banks see asset rise on community banks

Boston Business Journal, June 24, 2005 highlights Slade's Ferry Bank's 24.4% increase in Asset Growth from 2003 - 2004



BIGGEST ASSET GAINERS
Largest 1-year asset gains among the largest 50 Mass. banks
2003
2004
Percent change
Slades Ferry Trust Co.
$436M
$542.6M
24.4%
Boston Private Bank & Trust Co.
$1.53B
$1.88B
22.8%
Wainwright Bank & Trust Co.
$625.1M
$759.9M
21.5%
Investors Bank & Trust Co.
$9.2B
$11.1B
21%
South Shore Savings Bank
$743.2M
$898.7M
20.9%
Source: BBJ research

Slade's Ferry Bank in the News!

Slade's Ferry Bank
Pleasantly different.

Fall River Herald News, October 6, 2004

At the peak of her profession

Slade's Ferry CEO named as one of U.S.'s top 25 women in banking

By JAY PATEAKOS
Herald News Staff Reporter



'I try to learn something new every day, something out of the realm of my own responsibility.'

— Mary Lynn D. Lenz, Slade's Ferry president and CEO

SOMERSET — Slade's Ferry Bank President and Chief Executive Officer Mary Lynn D. Lenz was recently singled out among her peers as one of the "25 Most Powerful Women in Banking" in the United States by the national publication U.S. Banker.

Lenz, who has worked in the banking industry for most of the last three decades, ranked 17th out of a field of more than 5,000 applicants throughout the country whose credentials were submitted for consideration.

The second annual ranking published in the October issue, is based on the individual's financial performance, corporate ethics, years in business, management style, charitable work, community ties and influence within her own organization. An additional 25 women were also selected as the "2004 Women to Watch."

Lenz will be officially honored at a black tie gala at the New York Palace in New York City Thursday.

"Mary Lynn is a great motivator. She's well-liked by Slade's Ferry employees and is a great asset to our market area. Her community involvement is well beyond expectations," said Slade's Ferry Bank Board Chairman Kenneth R. Rezendes Sr. "The board of directors and I congratulate Mary Lynn on this top 25 award. We are very proud of her leadership."

Lenz currently serves as chairwoman of the advisory board of the Gabelli School of Business at Roger Williams University, a board member of the Massachusetts Bankers Association, a board member of the Fall River Mayor's Council "Jobs for Fall River," a member of the University of Massachusetts Dartmouth Educational Compact, as chairwoman of Leadership Southcoast and as a member of the Southcoast CEO Council.

"I like her style and I like how she works with people and how she can get things done," said Tony Vieira Jr., executive director of Corporate Programs and Partnerships for UMass Dartmouth and a member of Leadership Southcoast. "She brings people to action and is a credit to the banking industry. On the committees in which she is a part of, she is like a breath of fresh air."

Lenz, 49, who has been Slade's Ferry president and CEO the last two years, began her banking career as a teller while attending college in 1975. Growing up in the Buffalo, N.Y., suburb of Tonawanda, she received a bachelor's degree in English from Niagara University before embarking on a banking career that would take her to a position she would have never even dreamed possible a decade ago.

▶ Turn to LENZ, Page B7

Slade's Ferry Bank in the News!

Slade's Ferry Bank
Pleasantly different.

Providence Journal, May 12, 2005

Slade's Ferry reports jump in earnings, has plans to branch out

The Somerset-based bank is looking at Massachusetts' South Coast and Rhode Island.

BY DAVID McPHERSON
JOURNAL STAFF WRITER

FALL RIVER — Fresh off the strongest financial performance in several years, leaders of Slade's Ferry Bank yesterday told investors they are looking to expand as one of the last independent commercial banks in Massachusetts.

"It is the board of directors' intent to stay independent and grow the franchise," Kenneth R. Rezendes, chairman of Slade's Ferry Bancorp, the bank's holding company, said at the company's annual shareholders meeting.

Company president and chief executive officer Mary Lynn D. Lenz said the bank is studying the demographics of the South Coast region and even Rhode Island to identify locations for new branches.

Pointing to last year's results, which included a 36-percent jump in earnings, Lenz said:

SEE SLADE'S, E2

Slade's Ferry Bank in the News!

Slade's Ferry Bank
Pleasantly different.

Boston Globe, May 17, 2005

The Boston Globe

GLOBE 100

Publicly held companies ranked by composite performance

Slade's Ferry Bank in the News!

Slade's Ferry Bank
Pleasantly different.

Providence Journal,

May 29, 2005


Providence Journal, May 29, 2005

The Providence Sunday Journal

MONEY & BUSINESS

IMPACT 50 SPECIAL REPORT

Fifty public companies that are based in Rhode Island or Southeastern Massachusetts or affect the region's economy.

GTECH
TEXTRON
IMPACT 50

Rounding the mark

2004 was a year of strong revenue and earnings growth

Slade's Ferry Bank

Pleasantly different.

KBW Investor Conference

July 2005

2004 Financial Summary

Slade's Ferry Bank
Pleasantly different.

- Net Income $3.6 million
  - Up 34.9% over 2003
- Assets $549.4 million
  - Up 25.1% over 2003
- Total gross loans $366.8 million
  - Up 9.1% over 2003
- Deposits $399.9 million
  - Up 20.0% over 2003

Income
($ in millions)

Slade's Ferry Bank
Pleasantly different.



33% increase 2004 over 2003
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$4.1
$3.2
$2.9
$2.7
$3.6
2000
2001
2002
2003
2004

Total Assets

($ in millions)

Slade's Ferry Bank
Pleasantly different.

32% increase June 30, 2005 over 2003



600
500
400
300
200
100
0
$388.5
$394.7
$398.3
$439.2
$549.4
$577.8
2000
2001
2002
2003
2004
6/30/2005

Total Gross Loans

($ in millions)

Slade's Ferry Bank
Pleasantly different.

18% increase June 30, 2005 over 2003



400
350
300
250
200
150
100
50
0
$256.2
$253.9
$265.0
$336.1
$366.8
$396.0
2000
2001
2002
2003
2004
6/30/2005

Asset Quality

($ in thousands)

Slade's Ferry Bank
Pleasantly different.

	6/30/05	2004
Total Non Performing Loans	$364k	$506k
NPLs/Total Loans	9 BP	13 BP
NPAs/Total Assets	6 BP	9 BP

BP = Basis Points

Total Deposits
($ in millions)

Slade's Fery Bank
Pleasantly different.

22% increase June 30, 2005 over 2003



450
400
350
300
250
200
150
100
50
0
$337.0
$337.0
$335.6
$333.1
$399.9
$406.6
2000
2001
2002
2003
2004
6/30/2005

Financial Ratios

Slade's Ferry Bank
Pleasantly different.

	2004	2003	% Change
Earnings per Share (Assuming Dilution)	$0.88	$0.67	31%
Efficiency Ratio	67.5%	75.6%	11%
Net Interest Margin	3.43%	3.90%	12%

Pension Restatement

Slade's Ferry Bank
Pleasantly different.

- On July 19, 2005 SFBC announced the restatement of financial statements and related financial information contained in it's December 31, 2004 Form 10-K, on it's September 30, 2004 & March 31, 2005 Form 10-Q's
- Restatement due to reporting errors on Defined Pension Plan:
  1. Failure to use settlement accounting for significant lump sum distributions, as required by FASB Statement No. 88
  2. Understatement of the projected benefit obligation prior to 2003
- Pension expense cumulatively understated by $734k since 1996 (pre-tax)
- Net income cumulatively overstated by $399k
- Net income for 2004 overstated by $35k
- Net income for 3 months ended March 31, 2005 overstated by $34k
- 57% of impact occurred in 1996

Pension Restatement

Slade's Ferry Bank
Pleasantly different.

At or for the period ended	12/31/1996	12/31/1997	12/31/1998	12/31/1999
Net income as previously reported	$ 2,378,195	$ 2,845,990	$ 3,363,042	$ 3,856,488
Increase (decrease) to pension expense	473,011	(168,098)	(45,544)	138,961
Net deferred tax effect	(193,603)	68,803	18,641	(56,877)
Increase (decrease) to net income	**(279,408)**	**99,295**	**26,903**	**(82,084)**
Net income as restated	$ 2,098,787	$ 2,945,285	$ 3,389,945	$ 3,774,404
Retained earnings as previously reported	**$ 5,214,763**	**$ 7,276,174**	**$ 7,103,642**	**$ 9,635,213**
Cumulative decrease to retained earnings	**(279,408)**	**(180,112)**	**(153,209)**	**(235,294)**
Retained earnings as restated	**4,935,355**	**7,096,062**	**6,950,433**	**9,399,919**
Earnings per share (diluted) as previously reported	$ **0.82**	$ **0.85**	$ **0.94**	$ **1.05**
Earnings per share (diluted) as restated	**0.72**	**0.88**	**0.95**	**1.03**
Increase (decrease) to earnings per share (diluted)	$ **(0.10)**	$ **0.03**	$ **0.01**	$ **(0.02)**

Pension Restatement

Slade's Ferry Bank
Pleasantly different.

At or for the period ended	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
Net income as previously reported	$ 4,074,439	$ 3,210,253	$ 2,965,502	$ 2,687,886	$ 3,652,267
Increase (decrease) to pension expense	151,278	92,250	25,307	7,183	59,383
Net deferred tax effect	(61,918)	(37,758)	(10,358)	(2,940)	(24,305)
Increase (decrease) to net income	**(89,360)**	**(54,492)**	**(14,949)**	**(4,243)**	**(35,078)**
Net income as restated	$ 3,985,079	$ 3,155,761	$ 2,950,553	$ 2,683,643	$ 3,617,189
Retained earnings as previously reported	$10,371,944	$11,892,623	$13,445,335	$14,698,595	$16,892,659
Cumulative decrease to retained earnings	(324,653)	(379,146)	(394,094)	(398,337)	(433,415)
Retained earnings as restated	10,047,291	11,513,477	13,051,241	14,300,258	16,459,244
Earnings per share (diluted) as previously reported	$ 1.09	$ 0.84	$ 0.75	$ 0.67	$ 0.89
Earnings per share (diluted) as restated	1.06	0.82	0.75	0.67	0.88
Increase (decrease) to earnings per share (diluted)	$ (0.03)	$ (0.02)	$ -	$ -	$ (0.01)

6/30/05 YTD Financial Results

Slade's Ferry Bank
Pleasantly different.

	6/30/05	6/30/04	Change
Net income	$1.94 mm	$1.21 mm	60.3%
Earnings per Share (Assuming Dilution)	$0.47	$0.30	56.7%
Efficiency Ratio	69.5%	74.3%	(6.5%)
Net Interest Margin	3.42%	3.31%	11 bp
Loan Growth	8.0%	8.2%	

Merger Impact

Slade's Ferry Bank
Pleasantly different.



Banknorth
Massachusetts
Bank of America
BCP
Sovereign Bank
Eastern Bank
WEBSTER

SFB in the Press...


$

- The Providence Journal reported in today's business section, that Mary Lynn's community activities include "fishing off local piers to meet prospective customers."
- *Now that's "Pleasantly Different"!*

2004 Community Highlights

Slade's Ferry Bank
Pleasantly different.

Leadership Southcoast



Slade's Ferry Bank
Pleasantly different.

2005 New Initiatives

Institute for Developmentally Disabled Individuals


TREE HOUSE EXP
ALL ABOARD
RED SOX

Technology

Slade's Ferry Bank
Pleasantly different.

- Online Banking
- Cash Management
- Teller System - Vertex
- Platform System - Streamline

Success

Slade's Ferry Bank
Pleasantly different.

- Great Team Leaders
- New Technology
- Expansion Possibilities
- Solid Earnings Performance
- Committed Employees, Board of Directors & Shareholders

Slade's Ferry Bank

Pleasantly different.

KBW Investor Conference

July 2005